Business combinations	12 Months Ended
Mar. 31, 2021
Business combinations [Abstract]
Business combinations	Business combinations
Transactions for the financial year ended March 31, 2021
ZigZag
On March 19, 2021, through its newly established subsidiary ZZ Global Blue Holding, the Group acquired 100% of the share capital of ZigZag Global Ltd., a UK-based company operating in the e-commerce sector for total consideration of EUR66.4 million. As part of the consideration, shares in ZZ Global Blue Holding amounting to EUR4.6 million were issued to ZigZag’s founders. The shares represent 8.2% of the share capital of ZZ Global Blue Holding. As the external shareholders received a consideration in exchange for the services they rendered to the Group and as there is no presence condition after the transaction date, the external shareholders were not considered as non-controlling interests and therefore, the Group consolidates 100% of the net assets and results of ZigZag.
The consideration also contains contingent consideration with an estimated fair value of EUR9.6 million at the date of acquisition. The contingent consideration is in the form of an earn-out based on the achievement of a target level of ZigZag´s gross profit in 2021 and will be settled in cash. The maximum undiscounted consideration is EUR11.7 million. The contingent consideration is measured at fair value at the acquisition date, with gains and losses incurred after the acquisition date recognized in the profit or loss in accordance with IFRS 9 Financial instruments. There was no material gain or loss to be reported for the period between the acquisition and balance sheet date.
Associated with the issuance of shares to ZigZag’s founders, Global Blue granted each external shareholder the right to sell and each external shareholder granted Global Blue the right to acquire all of their shares in ZZ Global Blue Holding upon certain circumstances. These put options have been valued at fair value which was derived using an option pricing methodology (Monte Carlo simulations) based on projected gross profit distribution and is categorized as Level 3 within the fair value hierarchy due to the unobservable inputs utilized in the valuation. The Group has recognized EUR 2.8 million of remuneration expense associated with these put options.
The goodwill acquired represents synergies arising from ZigZag’s ability to develop future customer relationships and new technology and the inherent value of its workforce. The goodwill is not expected to be deductible for tax purposes.
The key and sole intangible asset identifiable separately from goodwill is ZigZag’s technology with a fair value of EUR5.2 million. The fair value have been calculated using an average of the Multi-Period Excess Earning
Method, Relief-from-Royalty and technology replacement cost. The key assumptions used for the fair value calculations are as follows:
•Excess earnings are discounted at a 12.0% discount rate, computed as the WACC 14.5% reduced by      250bps, considering the short life duration of the valued asset.
•Relief-from-royalty method of 5.0%.
•Increase of net sales between 2021 and 2025, driven by the transaction revenues, with a revenue growth stabilization around 22.0% per year.
The fair value of the net assets acquired and consideration paid were as follows:

(EUR thousand)
Net assets acquired and consideration paid	ZigZag Global
Software	5,223
Property, plant and equipment	23
Trade and other receivables	1,886
Cash	1,680
Trade and other payables	(2,575)
Borrowings	(2,327)
Deferred tax liabilities	(1,305)
Fair value of assets and liabilities	2,605
Goodwill arising on acquisition	63,776
Consideration payable	66,381
Satisfied by:
Cash consideration paid	(51,879)
Cash consideration payable	(349)
Ordinary shares issued	(4,557)
Contingent consideration payable	(9,596)
Total consideration	(66,381)
Cash consideration paid	(51,879)
Cash acquired	1,680
Repayment of borrowings acquired	(2,327)
Total net cash outflow	(52,526)
Transactions for the financial year ended March 31, 2020
There were no acquisitions for the financial year ended March 31, 2020.
Transactions for the financial year ended March 31, 2019
Refund Suisse
On September 28, 2018 Global Blue SA acquired Refund Suisse (Refund Suisse AG and RFND Digital GmbH) for EUR5.5 million and a contingent consideration with a fair value of EUR1.6 million. Global Blue has full ownership of these entities and, as such, they have been fully consolidated as of March 31, 2019.
The fair value of net assets acquired in respect of the acquisition of Refund Suisse were as follows:

(EUR thousands)
Net assets acquired and consideration paid	Refund Suisse AG
Software	53
Property, plant and equipment	13
Long-term receivables	19
Trade and other receivables	237
Current tax assets	7
Trade and other payables	(291)
Long-term payables	(58)
Fair value of assets and liabilities	(20)
Goodwill arising on acquisition	7,038
Non-controlling interests	—
Consideration payable	7,018
Satisfied by:
Cash consideration paid	5,467
FV of the contingent consideration	1,551
Total consideration	7,018
Iris Global Blue TRS Malaysia Sdn. Bhd.
On March 29, 2019, there was a EUR7.8 million capital decrease in IRIS Global Blue TRS Malaysia Sdn. Bhd. EUR5.7 million of share value was returned to the owners and EUR2.1 million of share value was cancelled. As a result of this transaction Global Blue SA became the full owner of the entity (before the capital decrease the non-controlling interest was 23.9%.) After the capital decrease, the remaining non-controlling interest of EUR0.3 million was moved from the non-controlling interest to the Retained earnings due to the ownership change.